Securitizations and Variable Interest Entities	12 Months Ended
Dec. 31, 2015
Securitizations and Variable Interest Entities [Abstract]
Securitizations and Variable Interest Entities

Note 8: Securitizations and Variable Interest Entities

Involvement with SPEs
In the normal course of business, we enter into various types of on- and off-balance sheet transactions with SPEs, which are corporations, trusts or partnerships that are established for a limited purpose. Generally, SPEs are formed in connection with securitization transactions. In a securitization transaction, assets are transferred to an SPE, which then issues to investors various forms of interests in those assets and may also enter into derivative transactions. In a securitization transaction where we transferred assets from our balance sheet, we typically receive cash and/or other interests in an SPE as proceeds for the assets we transfer. Also, in certain transactions, we may retain the right to service the transferred receivables and to repurchase those receivables from the SPE if the outstanding balance of the receivables falls to a level where the cost exceeds the benefits of servicing such receivables. In addition, we may purchase the right to service loans in an SPE that were transferred to the SPE by a third party.
In connection with our securitization activities, we have various forms of ongoing involvement with SPEs, which may include:

•	underwriting securities issued by SPEs and subsequently making markets in those securities;

•	providing liquidity facilities to support short-term obligations of SPEs issued to third party investors;

•
providing credit enhancement on securities issued by SPEs or market value guarantees of assets held by SPEs through the use of letters of credit, financial guarantees, credit default swaps and total return swaps;

•	entering into other derivative contracts with SPEs;

•	holding senior or subordinated interests in SPEs;

•	acting as servicer or investment manager for SPEs; and

•	providing administrative or trustee services to SPEs.

SPEs formed in connection with securitization transactions are generally considered variable interest entities (VIEs). SPEs formed for other corporate purposes may be VIEs as well. A VIE is an entity that has either a total equity investment that is insufficient to finance its activities without additional subordinated financial support or whose equity investors lack the ability to control the entity’s activities or lack the ability to receive expected benefits or absorb obligations in a manner that’s consistent with their investment in the entity. A VIE is consolidated by its primary beneficiary, the party that has both the power to direct the activities that most significantly impact the VIE and a variable interest that could potentially be significant to the VIE. A variable interest is a contractual, ownership or other interest whose value changes with changes in the fair value of the VIE’s net assets. To determine whether or not a variable interest we hold could potentially be significant to the VIE, we consider both qualitative and quantitative factors regarding the nature, size and form of our involvement with the VIE. We assess whether or not we are the primary beneficiary of a VIE on an on-going basis.
We have segregated our involvement with VIEs between those VIEs which we consolidate, those which we do not consolidate and those for which we account for the transfers of financial assets as secured borrowings. Secured borrowings are transactions involving transfers of our financial assets to third parties that are accounted for as financings with the assets pledged as collateral. Accordingly, the transferred assets remain recognized on our balance sheet. Subsequent tables within this Note further segregate these transactions by structure type.
Table 8.1 provides the classifications of assets and liabilities in our balance sheet for our transactions with VIEs.

Table 8.1: Balance Sheet Transactions with VIEs

(in millions)	VIEs that we do not consolidate	VIEs that we consolidate		Transfers that we account for as secured borrowings	Total
December 31, 2015
Cash	$—	157		—	157
Trading assets	1,340	1		203	1,544
Investment securities (1)	12,388	425		2,171	14,984
Loans	9,661	4,811		4,887	19,359
Mortgage servicing rights	12,518	—		—	12,518
Other assets	8,938	242		26	9,206
Total assets	44,845	5,636		7,287	57,768
Short-term borrowings	—	—		1,799	1,799
Accrued expenses and other liabilities	629	57	(2)	1	687
Long-term debt	3,021	1,301	(2)	4,844	9,166
Total liabilities	3,650	1,358		6,644	11,652
Noncontrolling interests	—	93		—	93
Net assets	$41,195	4,185		643	46,023
December 31, 2014
Cash	$—	117		4	121
Trading assets	2,165	—		204	2,369
Investment securities (1)	18,271	875		4,592	23,738
Loans	13,195	4,509		5,280	22,984
Mortgage servicing rights	12,562	—		—	12,562
Other assets	7,456	316		52	7,824
Total assets	53,649	5,817		10,132	69,598
Short-term borrowings	—	—		3,141	3,141
Accrued expenses and other liabilities	848	49	(2)	1	898
Long-term debt	2,585	1,628	(2)	4,990	9,203
Total liabilities	3,433	1,677		8,132	13,242
Noncontrolling interests	—	103		—	103
Net assets	$50,216	4,037		2,000	56,253

(1)	Excludes certain debt securities related to loans serviced for the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and GNMA.

(2)	There were no VIE liabilities with recourse to the general credit of Wells Fargo for the periods presented.

Transactions with Unconsolidated VIEs
Our transactions with VIEs include securitizations of residential mortgage loans, CRE loans, student loans, auto loans and leases and dealer floorplan loans; investment and financing activities involving collateralized debt obligations (CDOs) backed by asset-backed and CRE securities, tax credit structures, collateralized loan obligations (CLOs) backed by corporate loans, and other types of structured financing. We have various forms of involvement with VIEs, including servicing, holding senior or subordinated interests, entering into liquidity arrangements, credit default swaps and other derivative contracts. Involvements with these unconsolidated VIEs are recorded on our balance sheet primarily in trading assets, investment securities, loans, MSRs, other assets, other liabilities, and long-term debt, as appropriate.
Table 8.2 provides a summary of unconsolidated VIEs with which we have significant continuing involvement, but we are not the primary beneficiary. We do not consider our continuing involvement in an unconsolidated VIE to be significant when it relates to third-party sponsored VIEs for which we were not the transferor (unless we are servicer and have other significant forms of involvement) or if we were the sponsor only or sponsor and servicer but do not have any other forms of significant involvement.
Significant continuing involvement includes transactions where we were the sponsor or transferor and have other significant forms of involvement. Sponsorship includes transactions with unconsolidated VIEs where we solely or materially participated in the initial design or structuring of the entity or marketing of the transaction to investors. When we transfer assets to a VIE and account for the transfer as a sale, we are considered the transferor. We consider investments in securities (other than those held temporarily in trading), loans, guarantees, liquidity agreements, written options and servicing of collateral to be other forms of involvement that may be significant. We have excluded certain transactions with unconsolidated VIEs from the balances presented in the following table where we have determined that our continuing involvement is not significant due to the temporary nature and size of our variable interests, because we were not the transferor or because we were not involved in the design of the unconsolidated VIEs. We also exclude from the table secured borrowing transactions with unconsolidated VIEs (for information on these transactions, see the Transactions with Consolidated VIEs and Secured Borrowings section in this Note).
Table 8.2: Unconsolidated VIEs

		Carrying value – asset (liability)
(in millions)	Total VIE assets	Debt and equity interests (1)	Servicing assets	Derivatives	Other commitments and guarantees	Net assets
December 31, 2015
Residential mortgage loan securitizations:
Conforming (2)	$1,199,225	2,458	11,665	—	(386)	13,737
Other/nonconforming	24,809	1,228	141	—	(1)	1,368
Commercial mortgage securitizations	184,959	6,323	712	203	(26)	7,212
Collateralized debt obligations:
Debt securities	3,247	—	—	64	(57)	7
Loans (3)	3,314	3,207	—	—	—	3,207
Asset-based finance structures	13,063	8,956	—	(66)	—	8,890
Tax credit structures	26,099	9,094	—	—	(3,047)	6,047
Collateralized loan obligations	898	213	—	—	—	213
Investment funds	1,131	47	—	—	—	47
Other (4)	12,690	511	—	(44)	—	467
Total	$1,469,435	32,037	12,518	157	(3,517)	41,195
		Maximum exposure to loss
		Debt and equity interests (1)	Servicing assets	Derivatives	Other commitments and guarantees	Total exposure
Residential mortgage loan securitizations:
Conforming		$2,458	11,665	—	1,452	15,575
Other/nonconforming		1,228	141	—	1	1,370
Commercial mortgage securitizations		6,323	712	203	7,152	14,390
Collateralized debt obligations:
Debt securities		—	—	64	57	121
Loans (3)		3,207	—	—	—	3,207
Asset-based finance structures		8,956	—	76	444	9,476
Tax credit structures		9,094	—	—	866	9,960
Collateralized loan obligations		213	—	—	—	213
Investment funds		47	—	—	—	47
Other (4)		511	—	117	150	778
Total		$32,037	12,518	460	10,122	55,137

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		Carrying value - asset (liability)
(in millions)	Total VIE assets	Debt and equity interests (1)	Servicing assets	Derivatives	Other commitments and guarantees	Net assets
December 31, 2014
Residential mortgage loan securitizations:
Conforming (2)	$1,268,200	2,846	11,684	—	(581)	13,949
Other/nonconforming	32,213	1,644	209	—	(8)	1,845
Commercial mortgage securitizations	196,510	8,756	650	251	(32)	9,625
Collateralized debt obligations:
Debt securities	5,039	11	—	163	(105)	69
Loans (3)	5,347	5,221	—	—	—	5,221
Asset-based finance structures	18,954	13,044	—	(71)	—	12,973
Tax credit structures	22,859	7,809	—	—	(2,585)	5,224
Collateralized loan obligations	1,251	518	—	—	—	518
Investment funds	2,764	49	—	—	—	49
Other (4)	12,912	747	19	(18)	(5)	743
Total	$1,566,049	40,645	12,562	325	(3,316)	50,216
		Maximum exposure to loss
		Debt and equity interests (1)	Servicing assets	Derivatives	Other commitments and guarantees	Total exposure
Residential mortgage loan securitizations:
Conforming		$2,846	11,684	—	2,507	17,037
Other/nonconforming		1,644	209	—	345	2,198
Commercial mortgage securitizations		8,756	650	251	5,715	15,372
Collateralized debt obligations:
Debt securities		11	—	163	105	279
Loans (3)		5,221	—	—	—	5,221
Asset-based finance structures		13,044	—	89	656	13,789
Tax credit structures		7,809	—	—	725	8,534
Collateralized loan obligations		518	—	—	38	556
Investment funds		49	—	—	—	49
Other (4)		747	19	150	156	1,072
Total		$40,645	12,562	653	10,247	64,107

(1)
Includes total equity interests of $8.9 billion and $8.1 billion at December 31, 2015 and 2014, respectively. Also includes debt interests in the form of both loans and securities. Excludes certain debt securities held related to loans serviced for FNMA, FHLMC and GNMA.

(2)
Excludes assets and related liabilities with a recorded carrying value on our balance sheet of $1.3 billion and $1.7 billion at December 31, 2015 and 2014, respectively, for certain delinquent loans that are eligible for repurchase primarily from GNMA loan securitizations. The recorded carrying value represents the amount that would be payable if the Company was to exercise the repurchase option. The carrying amounts are excluded from the table because the loans eligible for repurchase do not represent interests in the VIEs.

(3)
Represents senior loans to trusts that are collateralized by asset-backed securities. The trusts invest primarily in senior tranches from a diversified pool of primarily U.S. asset securitizations, of which all are current and 70% were rated as investment grade by the primary rating agencies at both December 31, 2015 and 2014. These senior loans are accounted for at amortized cost and are subject to the Company’s allowance and credit charge-off policies.

(4)
Includes structured financing and credit-linked note structures. Also contains investments in auction rate securities (ARS) issued by VIEs that we do not sponsor and, accordingly, are unable to obtain the total assets of the entity.

In the two preceding tables, “Total VIE assets” represents the remaining principal balance of assets held by unconsolidated VIEs using the most current information available. For VIEs that obtain exposure to assets synthetically through derivative instruments, the remaining notional amount of the derivative is included in the asset balance. “Carrying value” is the amount in our consolidated balance sheet related to our involvement with the unconsolidated VIEs. “Maximum exposure to loss” from our involvement with off-balance sheet entities, which is a required disclosure under GAAP, is determined as the carrying value of our involvement with off-balance sheet (unconsolidated) VIEs plus the remaining undrawn liquidity and lending commitments, the notional amount of net written derivative contracts, and generally the notional amount of, or stressed loss estimate for, other commitments and guarantees. It represents estimated loss that would be incurred under severe, hypothetical circumstances, for which we believe the possibility is extremely remote, such as where the value of our interests and any associated collateral declines to zero, without any consideration of recovery or offset from any economic hedges. Accordingly, this required disclosure is not an indication of expected loss.

RESIDENTIAL MORTGAGE LOANS  Residential mortgage loan securitizations are financed through the issuance of fixed-rate or floating-rate asset-backed securities, which are collateralized by the loans transferred to a VIE. We typically transfer loans we originated to these VIEs, account for the transfers as sales, retain the right to service the loans and may hold other beneficial interests issued by the VIEs. We also may be exposed to limited liability related to recourse agreements and repurchase agreements we make to our issuers and purchasers, which are included in other commitments and guarantees. In certain instances, we may service residential mortgage loan securitizations structured by third parties whose loans we did not originate or transfer. Our residential mortgage loan securitizations consist of conforming and nonconforming securitizations.
Conforming residential mortgage loan securitizations are those that are guaranteed by the GSEs, including GNMA. Because of the power of the GSEs over the VIEs that hold the assets from these conforming residential mortgage loan securitizations, we do not consolidate them.
The loans sold to the VIEs in nonconforming residential mortgage loan securitizations are those that do not qualify for a GSE guarantee. We may hold variable interests issued by the VIEs, including senior securities. We do not consolidate the nonconforming residential mortgage loan securitizations included in the table because we either do not hold any variable interests, hold variable interests that we do not consider potentially significant or are not the primary servicer for a majority of the VIE assets.
Other commitments and guarantees include amounts related to loans sold that we may be required to repurchase, or otherwise indemnify or reimburse the investor or insurer for losses incurred, due to material breach of contractual representations and warranties as well as other retained recourse arrangements. The maximum exposure to loss for material breach of contractual representations and warranties represents a stressed case estimate we utilize for determining stressed case regulatory capital needs and is considered to be a remote scenario.

COMMERCIAL MORTGAGE LOAN SECURITIZATIONS Commercial mortgage loan securitizations are financed through the issuance of fixed or floating-rate asset-backed securities, which are collateralized by the loans transferred to the VIE. In a typical securitization, we may transfer loans we originate to these VIEs, account for the transfers as sales, retain the right to service the loans and may hold other beneficial interests issued by the VIEs. In certain instances, we may service commercial mortgage loan securitizations structured by third parties whose loans we did not originate or transfer. We typically serve as primary or master servicer of these VIEs. The primary or master servicer in a commercial mortgage loan securitization typically cannot make the most significant decisions impacting the performance of the VIE and therefore does not have power over the VIE. We do not consolidate the commercial mortgage loan securitizations included in the disclosure because we either do not have power or do not have a variable interest that could potentially be significant to the VIE.

COLLATERALIZED DEBT OBLIGATIONS (CDOs)  A CDO is a securitization where a VIE purchases a pool of assets consisting of asset-backed securities and issues multiple tranches of equity or notes to investors. In some CDOs, a portion of the assets are obtained synthetically through the use of derivatives such as credit default swaps or total return swaps.
In addition to our role as arranger we may have other forms of involvement with these CDOs. Such involvement may include acting as liquidity provider, derivative counterparty, secondary market maker or investor. For certain CDOs, we may also act as the collateral manager or servicer. We receive fees in connection with our role as collateral manager or servicer.
We assess whether we are the primary beneficiary of CDOs based on our role in them in combination with the variable interests we hold. Subsequently, we monitor our ongoing involvement to determine if the nature of our involvement has changed. We are not the primary beneficiary of these CDOs in most cases because we do not act as the collateral manager or servicer, which generally denotes power. In cases where we are the collateral manager or servicer, we are not the primary beneficiary because we do not hold interests that could potentially be significant to the VIE.

COLLATERALIZED LOAN OBLIGATIONS (CLOs)  A CLO is a securitization where an SPE purchases a pool of assets consisting of loans and issues multiple tranches of equity or notes to investors. Generally, CLOs are structured on behalf of a third party asset manager that typically selects and manages the assets for the term of the CLO. Typically, the asset manager has the power over the significant decisions of the VIE through its discretion to manage the assets of the CLO. We assess whether we are the primary beneficiary of CLOs based on our role in them and the variable interests we hold. In most cases, we are not the primary beneficiary because we do not have the power to manage the collateral in the VIE.
In addition to our role as arranger, we may have other forms of involvement with these CLOs. Such involvement may include acting as underwriter, derivative counterparty, secondary market maker or investor. For certain CLOs, we may also act as the servicer, for which we receive fees in connection with that role. We also earn fees for arranging these CLOs and distributing the securities.

ASSET-BASED FINANCE STRUCTURES  We engage in various forms of structured finance arrangements with VIEs that are collateralized by various asset classes including energy contracts, auto and other transportation loans and leases, intellectual property, equipment and general corporate credit. We typically provide senior financing, and may act as an interest rate swap or commodity derivative counterparty when necessary. In most cases, we are not the primary beneficiary of these structures because we do not have power over the significant activities of the VIEs involved in them.
In fourth quarter 2014, we sold $8.3 billion of government guaranteed student loans, including the rights to service the loans, to a third party, resulting in a $217 million gain. In connection with the sale, we provided $6.5 billion in floating-rate loan financing to an asset backed financing entity (VIE) formed by the third party purchaser. Our financing, which is fully collateralized by government guaranteed student loans, is measured at amortized cost and classified in loans on the balance sheet. The collateral supporting our loan includes a portion of the student loans we sold. We are not the primary beneficiary of the VIE and, therefore, are not required to consolidate the entity as we do not have power over the significant activities of the entity. For information on the estimated fair value of the loan and related sensitivity analysis, see the Retained Interests from Unconsolidated VIEs section in this Note.
In addition, we also have investments in asset-backed securities that are collateralized by auto leases or loans and cash. These fixed-rate and variable-rate securities have been structured as single-tranche, fully amortizing, unrated bonds that are equivalent to investment-grade securities due to their significant overcollateralization. The securities are issued by VIEs that have been formed by third party auto financing institutions primarily because they require a source of liquidity to fund ongoing vehicle sales operations. The third party auto financing institutions manage the collateral in the VIEs, which is indicative of power in them and we therefore do not consolidate these VIEs.

TAX CREDIT STRUCTURES  We co-sponsor and make investments in affordable housing and sustainable energy projects that are designed to generate a return primarily through the realization of federal tax credits. In some instances, our investments in these structures may require that we fund future capital commitments at the discretion of the project sponsors. While the size of our investment in a single entity may at times exceed 50% of the outstanding equity interests, we do not consolidate these structures due to the project sponsor’s ability to manage the projects, which is indicative of power in them.

INVESTMENT FUNDS  We do not consolidate the investment funds because we do not absorb the majority of the expected future variability associated with the funds’ assets, including variability associated with credit, interest rate and liquidity risks.

OTHER TRANSACTIONS WITH VIEs  Other VIEs include entities that issue auction rate securities (ARS) which are debt instruments with long-term maturities that re-price more frequently, and preferred equities with no maturity. At December 31, 2015, we held $502 million of ARS issued by VIEs compared with $567 million at December 31, 2014. We acquired the ARS pursuant to agreements entered into in 2008 and 2009.
We do not consolidate the VIEs that issued the ARS because we do not have power over the activities of the VIEs.

TRUST PREFERRED SECURITIES  VIEs that we wholly own issue debt securities or preferred equity to third party investors. All of the proceeds of the issuance are invested in debt securities or preferred equity that we issue to the VIEs. The VIEs’ operations and cash flows relate only to the issuance, administration and repayment of the securities held by third parties. We do not consolidate these VIEs because the sole assets of the VIEs are receivables from us, even though we own all of the voting equity shares of the VIEs, have fully guaranteed the obligations of the VIEs and may have the right to redeem the third party securities under certain circumstances. In our consolidated balance sheet at December 31, 2015 and 2014, we reported the debt securities issued to the VIEs as long-term junior subordinated debt with a carrying value of $2.2 billion and $2.1 billion, respectively, and the preferred equity securities issued to the VIEs as preferred stock with a carrying value of $2.5 billion at both dates. These amounts are in addition to the involvements in these VIEs included in the preceding table.
In 2013, we redeemed $2.8 billion of trust preferred securities that will no longer count as Tier 1 capital under the Dodd-Frank Act and the Basel Committee recommendations known as the Basel III standards.

Loan Sales and Securitization Activity
We periodically transfer consumer and CRE loans and other types of financial assets in securitization and whole loan sale transactions. We typically retain the servicing rights from these sales and may continue to hold other beneficial interests in the transferred financial assets. We may also provide liquidity to investors in the beneficial interests and credit enhancements in the form of standby letters of credit. Through these transfers we may be exposed to liability under limited amounts of recourse as well as standard representations and warranties we make to purchasers and issuers. Table 8.3 presents the cash flows for our transfers accounted for as sales.

Table 8.3: Cash Flows From Sales and Securitization Activity

	Year ended December 31,
	2015		2014		2013
(in millions)	Mortgage loans	Other financial assets	Mortgage loans	Other financial assets	Mortgage loans	Other financial assets
Proceeds from securitizations and whole loan sales	$202,335	531	164,331	—	357,807	—
Fees from servicing rights retained	3,675	5	4,062	8	4,240	10
Cash flows from other interests held (1)	1,297	38	1,417	75	2,284	93
Repurchases of assets/loss reimbursements (2):
Non-agency securitizations and whole loan transactions	14	—	6	—	18	—
Agency securitizations (3)	300	—	316	—	1,079	—
Servicing advances, net of repayments	(764)	—	(170)	—	(34)	—

(1)	Cash flows from other interests held include principal and interest payments received on retained bonds and excess cash flows received on interest-only strips.

(2)
Consists of cash paid to repurchase loans from investors and cash paid to investors to reimburse them for losses on individual loans that are already liquidated. In addition, during 2015, we paid $19 million to third-party investors to settle repurchase liabilities on pools of loans, compared to $78 million and $1.3 billion in 2014 and 2013, respectively.

(3)
Represent loans repurchased from GNMA, FNMA, and FHLMC under representation and warranty provisions included in our loan sales contracts. Excludes $11.3 billion in delinquent insured/guaranteed loans that we service and have exercised our option to purchase out of GNMA pools in 2015, compared with $13.8 billion and $15.8 billion in 2014 and 2013, respectively. These loans are predominantly insured by the FHA or guaranteed by the VA.

In 2015, 2014, and 2013, we recognized net gains of $506 million, $288 million and $149 million, respectively, from transfers accounted for as sales of financial assets. These net gains primarily relate to commercial mortgage securitizations and residential mortgage securitizations where the loans were not already carried at fair value.
Sales with continuing involvement during 2015, 2014 and 2013 predominantly related to securitizations of residential mortgages that are sold to the government-sponsored entities (GSEs), including FNMA, FHLMC and GNMA (conforming residential mortgage securitizations). During 2015, 2014 and 2013 we transferred $186.6 billion, $155.8 billion and $343.9 billion, respectively, in fair value of residential mortgages to unconsolidated VIEs and third-party investors and recorded the transfers as sales. Substantially all of these transfers did not result in a gain or loss because the loans were already carried at fair value. In connection with all of these transfers, in 2015 we recorded a $1.6 billion servicing asset, measured at fair value using a Level 3 measurement technique, securities of $1.9 billion, classified as Level 2, and a $43 million liability for repurchase losses which reflects management’s estimate of probable losses related to various representations and warranties for the loans transferred, initially measured at fair value. In 2014, we recorded a $1.2 billion servicing asset, securities of $751 million and a $44 million liability. In 2013, we recorded a $3.5 billion servicing asset and a $143 million liability.
Table 8.4 presents the key weighted-average assumptions we used to measure residential mortgage servicing rights at the date of securitization.

Table 8.4: Residential Mortgage Servicing Rights

	Residential mortgage servicing rights
	2015	2014	2013
Year ended December 31,
Prepayment speed (1)	12.1%	12.4	11.2
Discount rate	7.3	7.6	7.3
Cost to service ($ per loan) (2)	$223	259	184

(1)
The prepayment speed assumption for residential mortgage servicing rights includes a blend of prepayment speeds and default rates. Prepayment speed assumptions are influenced by mortgage interest rate inputs as well as our estimation of drivers of borrower behavior.

(2)	Includes costs to service and unreimbursed foreclosure costs, which can vary period to period depending on the mix of modified government-guaranteed loans sold to GNMA.

During 2015, 2014 and 2013, we transferred $17.3 billion, $10.3 billion and $5.6 billion, respectively, in carrying value of commercial mortgages to unconsolidated VIEs and third-party investors and recorded the transfers as sales. These transfers resulted in gains of $338 million in 2015, $198 million in 2014 and $152 million in 2013, respectively, because the loans were carried at lower of cost or market value (LOCOM). In connection with these transfers, in 2015 we recorded a servicing asset of $180 million, initially measured at fair value using a Level 3 measurement technique, and securities of $241 million, classified as Level 2. In 2014, we recorded a servicing asset of $99 million and securities of $100 million. In 2013, we recorded a servicing asset of $20 million and securities of $54 million.

Retained Interests from Unconsolidated VIEs
Table 8.5 provides key economic assumptions and the sensitivity of the current fair value of residential mortgage servicing rights and other interests held to immediate adverse changes in those assumptions. “Other interests held” relate predominantly to residential and commercial mortgage loan securitizations. Residential mortgage-backed securities retained in securitizations issued through GSEs, such as FNMA, FHLMC and GNMA, are excluded from the table because these securities have a remote risk of credit loss due to the GSE guarantee. These securities also have economic characteristics similar to GSE mortgage-backed securities that we purchase, which are not included in the table. Subordinated interests include only those bonds whose credit rating was below AAA by a major rating agency at issuance. Senior interests include only those bonds whose credit rating was AAA by a major rating agency at issuance. The information presented excludes trading positions held in inventory.
Table 8.5: Retained Interests from Unconsolidated VIEs

		Other interests held
	Residential mortgage servicing rights (1)	Interest-only strips	Consumer	Commercial (2)
($ in millions, except cost to service amounts)			Subordinated bonds	Subordinated bonds	Senior bonds
Fair value of interests held at December 31, 2015	$12,415	34	1	342	673
Expected weighted-average life (in years)	6.0	3.6	11.6	1.9	5.8

Key economic assumptions:
Prepayment speed assumption (3)	11.4%	19.0	15.1
Decrease in fair value from:
10% adverse change	$616	1	—
25% adverse change	1,463	3	—

Discount rate assumption	7.3%	13.8	10.5	5.3	3.0
Decrease in fair value from:
100 basis point increase	$605	1	—	6	33
200 basis point increase	1,154	1	—	11	63

Cost to service assumption ($ per loan)	168
Decrease in fair value from:
10% adverse change	567
25% adverse change	1,417

Credit loss assumption			1.1%	2.8	—
Decrease in fair value from:
10% higher losses			$—	—	—
25% higher losses			—	2	—
Fair value of interests held at December 31, 2014	$12,738	117	36	294	546
Expected weighted-average life (in years)	5.7	3.9	5.5	2.9	6.2

Key economic assumptions:
Prepayment speed assumption (3)	12.5%	11.4	7.1
Decrease in fair value from:
10% adverse change	$738	2	—
25% adverse change	1,754	6	—

Discount rate assumption	7.6%	18.7	3.9	4.7	2.8
Decrease in fair value from:
100 basis point increase	$617	2	2	8	29
200 basis point increase	1,178	4	3	15	55

Cost to service assumption ($ per loan)	179
Decrease in fair value from:
10% adverse change	579
25% adverse change	1,433

Credit loss assumption			0.4%	4.1	—
Decrease in fair value from:
10% higher losses			$—	3	—
25% higher losses			—	10	—

(1)	See narrative following this table for a discussion of commercial mortgage servicing rights.

(2)
Prepayment speed assumptions do not significantly impact the value of commercial mortgage securitization bonds as the underlying commercial mortgage loans experience significantly lower prepayments due to certain contractual restrictions, impacting the borrower’s ability to prepay the mortgage.

(3)
The prepayment speed assumption for residential mortgage servicing rights includes a blend of prepayment speeds and default rates. Prepayment speed assumptions are influenced by mortgage interest rate inputs as well as our estimation of drivers of borrower behavior.

In addition to residential mortgage servicing rights (MSRs) included in the previous table, we have a small portfolio of commercial MSRs with a fair value of $1.7 billion and $1.6 billion at December 31, 2015 and 2014, respectively. The nature of our commercial MSRs, which are carried at LOCOM, is different from our residential MSRs. Prepayment activity on serviced loans does not significantly impact the value of commercial MSRs because, unlike residential mortgages, commercial mortgages experience significantly lower prepayments due to certain contractual restrictions, impacting the borrower’s ability to prepay the mortgage. Additionally, for our commercial MSR portfolio, we are typically master/primary servicer, but not the special servicer, who is separately responsible for the servicing and workout of delinquent and foreclosed loans. It is the special servicer, similar to our role as servicer of residential mortgage loans, who is affected by higher servicing and foreclosure costs due to an increase in delinquent and foreclosed loans. Accordingly, prepayment speeds and costs to service are not key assumptions for commercial MSRs as they do not significantly impact the valuation. The primary economic driver impacting the fair value of our commercial MSRs is forward interest rates, which are derived from market observable yield curves used to price capital markets instruments. Market interest rates most significantly affect interest earned on custodial deposit balances. The sensitivity of the current fair value to an immediate adverse 25% change in the assumption about interest earned on deposit balances at December 31, 2015, and 2014, results in a decrease in fair value of $150 million and $185 million, respectively. See Note 9 (Mortgage Banking Activities) for further information on our commercial MSRs.
We also have a loan to an unconsolidated third party VIE that we extended in fourth quarter 2014 in conjunction with our sale of government guaranteed student loans. The loan is carried at amortized cost and approximates fair value at December 31, 2015 and 2014. The carrying amount of the loan at December 31, 2015 and 2014, was $4.9 billion and $6.5 billion, respectively. The estimated fair value of the loan is considered a Level 3 measurement that is determined using discounted cash flows that are based on changes in the discount rate due to changes in the risk premium component (credit spreads). The primary economic assumption impacting the fair value of our loan is the discount rate. Changes in the credit loss assumption are not expected to affect the estimated fair value of the loan due to the government guarantee of the underlying collateral. The sensitivity of the current fair value to an immediate adverse increase of 200 basis points in the risk premium component of the discount rate assumption is a decrease in fair value of $82 million and $130 million at December 31, 2015 and 2014, respectively. For more information on the student loan sale, see the discussion on Asset-Based Finance Structures earlier in this Note.
The sensitivities in the preceding paragraphs and table are hypothetical and caution should be exercised when relying on this data. Changes in value based on variations in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in value may not be linear. Also, the effect of a variation in a particular assumption on the value of the other interests held is calculated independently without changing any other assumptions. In reality, changes in one factor may result in changes in others (for example, changes in prepayment speed estimates could result in changes in the credit losses), which might magnify or counteract the sensitivities.

Off-Balance Sheet Loans
Table 8.6 presents information about the principal balances of off-balance sheet loans that were sold or securitized, including residential mortgage loans sold to FNMA, FHLMC, GNMA and other investors, for which we have some form of continuing involvement (primarily servicer). Delinquent loans include loans 90 days or more past due and loans in bankruptcy, regardless of delinquency status. For loans sold or securitized where servicing is our only form of continuing involvement, we would only experience a loss if we were required to repurchase a delinquent loan or foreclosed asset due to a breach in representations and warranties associated with our loan sale or servicing contracts.

Table 8.6: Off-Balance Sheet Loans Sold or Securitized

					Net charge-offs
	Total loans		Delinquent loans and foreclosed assets (1)		Year ended
	December 31,		December 31,		December 31,
(in millions)	2015	2014	2015	2014	2015	2014
Commercial:
Real estate mortgage	$110,815	114,081	6,670	7,949	383	621
Total commercial	110,815	114,081	6,670	7,949	383	621
Consumer:
Real estate 1-4 family first mortgage	1,235,662	1,322,136	20,904	28,639	814	1,209
Real estate 1-4 family junior lien mortgage	—	1	—	—	—	—
Other revolving credit and installment	—	1,599	—	75	—	1
Total consumer	1,235,662	1,323,736	20,904	28,714	814	1,210
Total off-balance sheet sold or securitized loans (2)	$1,346,477	1,437,817	27,574	36,663	1,197	1,831

(1)	Includes $5.0 billion and $3.3 billion of commercial foreclosed assets and $2.2 billion and $2.7 billion of consumer foreclosed assets at December 31, 2015 and 2014, respectively.

(2)
At December 31, 2015 and 2014, the table includes total loans of $1.2 trillion and $1.3 trillion, delinquent loans of $12.1 billion and $16.5 billion, and foreclosed assets of $1.7 billion and $2.4 billion, respectively, for FNMA, FHLMC and GNMA. Net charge-offs exclude loans sold to FNMA, FHLMC and GNMA as we do not service or manage the underlying real estate upon foreclosure and, as such, do not have access to net charge-off information.

Transactions with Consolidated VIEs and Secured Borrowings
Table 8.7 presents a summary of financial assets and liabilities for asset transfers accounted for as secured borrowings and involvements with consolidated VIEs. “Assets” are presented using GAAP measurement methods, which may include fair value, credit impairment or other adjustments, and therefore in some instances will differ from “Total VIE assets.” For VIEs that obtain exposure synthetically through derivative instruments, the remaining notional amount of the derivative is included in “Total VIE assets.” On the consolidated balance sheet, we separately disclose the consolidated assets of certain VIEs that can only be used to settle the liabilities of those VIEs.

Table 8.7: Transactions with Consolidated VIEs and Secured Borrowings

		Carrying value
(in millions)	Total VIE assets	Assets	Liabilities	Noncontrolling interests	Net assets
December 31, 2015
Secured borrowings:
Municipal tender option bond securitizations	$2,818	2,400	(1,800)	—	600
Commercial real estate loans	—	—	—	—	—
Residential mortgage securitizations	4,738	4,887	(4,844)	—	43
Total secured borrowings	7,556	7,287	(6,644)	—	643
Consolidated VIEs:
Nonconforming residential mortgage loan securitizations	4,134	3,654	(1,239)	—	2,415
Commercial real estate loans	1,185	1,185	—	—	1,185
Structured asset finance	54	20	(18)	—	2
Investment funds	482	482	—	—	482
Other	305	295	(101)	(93)	101
Total consolidated VIEs	6,160	5,636	(1,358)	(93)	4,185
Total secured borrowings and consolidated VIEs	$13,716	12,923	(8,002)	(93)	4,828
December 31, 2014
Secured borrowings:
Municipal tender option bond securitizations	$5,422	4,837	(3,143)	—	1,694
Commercial real estate loans	250	250	(63)	—	187
Residential mortgage securitizations	4,804	5,045	(4,926)	—	119
Total secured borrowings	10,476	10,132	(8,132)	—	2,000
Consolidated VIEs:
Nonconforming residential mortgage loan securitizations	5,041	4,491	(1,509)	—	2,982
Structured asset finance	47	47	(23)	—	24
Investment funds	904	904	(2)	—	902
Other	431	375	(143)	(103)	129
Total consolidated VIEs	6,423	5,817	(1,677)	(103)	4,037
Total secured borrowings and consolidated VIEs	$16,899	$15,949	$(9,809)	$(103)	$6,037

In addition to the structure types included in the previous table, at both December 31, 2015 and 2014, we had approximately $6.0 billion of private placement debt financing issued through a consolidated VIE. The issuance is classified as long-term debt in our consolidated financial statements. At December 31, 2015, we pledged approximately $529 million in loans (principal and interest eligible to be capitalized), and $5.9 billion in available-for-sale securities to collateralize the VIE's borrowings, compared with $637 million and $5.7 billion, respectively, at December 31, 2014. These assets were not transferred to the VIE, and accordingly we have excluded the VIE from the previous table.
We have raised financing through the securitization of certain financial assets in transactions with VIEs accounted for as secured borrowings. We also consolidate VIEs where we are the primary beneficiary. In certain transactions we provide contractual support in the form of limited recourse and liquidity to facilitate the remarketing of short-term securities issued to third party investors. Other than this limited contractual support, the assets of the VIEs are the sole source of repayment of the securities held by third parties.

MUNICIPAL TENDER OPTION BOND SECURITIZATIONS  As part of our normal investment portfolio activities, we consolidate municipal bond trusts that hold highly rated, long-term, fixed-rate municipal bonds, the majority of which are rated AA or better. Our residual interests in these trusts generally allow us to capture the economics of owning the securities outright, and constructively make decisions that significantly impact the economic performance of the municipal bond vehicle, primarily by directing the sale of the municipal bonds owned by the vehicle. In addition, the residual interest owners have the right to receive benefits and bear losses that are proportional to owning the underlying municipal bonds in the trusts. The trusts obtain financing by issuing floating-rate trust certificates that reprice on a weekly or other basis to third-party investors. Under certain conditions, if we elect to terminate the trusts and withdraw the underlying assets, the third party investors are entitled to a small portion of any unrealized gain on the underlying assets. We may serve as remarketing agent and/or liquidity provider for the trusts. The floating-rate investors have the right to tender the certificates at specified dates, often with as little as seven days’ notice. Should we be unable to remarket the tendered certificates, we are generally obligated to purchase them at par under standby liquidity facilities unless the bond’s credit rating has declined below investment grade or there has been an event of default or bankruptcy of the issuer and insurer.

NONCONFORMING RESIDENTIAL MORTGAGE LOAN SECURITIZATIONS  We have consolidated certain of our nonconforming residential mortgage loan securitizations in accordance with consolidation accounting guidance. We have determined we are the primary beneficiary of these securitizations because we have the power to direct the most significant activities of the entity through our role as primary servicer and also hold variable interests that we have determined to be significant. The nature of our variable interests in these entities may include beneficial interests issued by the VIE, mortgage servicing rights and recourse or repurchase reserve liabilities. The beneficial interests issued by the VIE that we hold include either subordinate or senior securities held in an amount that we consider potentially significant.

INVESTMENT FUNDS  We have consolidated certain of our investment funds where we manage the assets of the fund and our interests absorb a majority of the funds’ variability. We consolidate these VIEs because we have discretion over the management of the assets and are the sole investor in these funds.